UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 27, 2008

                          INFINITY CAPITAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                    MARYLAND
                 (State or other jurisdiction of incorporation)



       814-00708                                               16-1675285
---------------------------                               -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                           Identification No.)

              80 BROAD STREET, 5TH FLOOR, NEW YORK, NEW YORK 10004
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SHARE PURCHASE AGREEMENT
------------------------

On June 27, 2008, Infinity Capital Group, Inc., Kingsley Capital, Inc., J. View III, LLC, J. View II Limited Partnership and NPI08, Inc. executed an Addendum to the Share Purchase Agreement dated May 28, 2008.

The Addendum can be found attached hereto as Exhibit 99.1.

Subsequently, Infinity Capital Group, Inc. promised to pay to Michael A. Littman as Escrow Agent for NPI08, Inc. the principal sum of TWENTY FIVE THOUSAND AND NO/100 ($25,000), together without interest thereon, due in one installment: 30 days from June 27, 2008.

The Promissory Note can be found attached hereto as Exhibit 99.2.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Pursuant to the terms of the Share Purchase Agreement between Infinity Capital Group, Inc., Kingsley Capital, Inc., J. View III, LLC, J. View II Limited Partnership and NPI08, Inc. the transaction was satisfactorily closed on June 30, 2008.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        a)      Financial Statements of business acquired -  None

        b)      Pro Forma Financial Information - None

        c)      Shell Company Transactions - None

        d)      Exhibits -

                  99.1 - Addendum to Share Purchase Agreement
                  99.2 - Promissory Note

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                        --------------------------------
                                  (Registrant)

                               Dated: July 11, 2008


                              /s/Gregory H. Laborde
                         ------------------------------
                          Gregory H. Laborde, President